Exhibit 99.1

Willis Group and Miller in exclusive talks to form leading London wholesale insurance broking firm

London, UK, 20 October 2014 – Willis Group Holdings (NYSE: WSH) and Miller Insurance Services LLP announce that they have entered into exclusive talks to create a leading London wholesale specialist broking firm. The proposed transaction will combine their wholesale businesses to trade under the Miller brand, governed and regulated as a standalone legal entity and separate Lloyd’s broker.

Wholesale activities encompassing a series of units will be expected to transfer from Willis to Miller, while existing Miller treaty reinsurance and more retail-orientated activities will be expected to transfer to Willis.

Miller will utilise its existing client service capabilities and rich 112-year heritage, enhanced by Willis’ wholesale industry and specialist skills to continue to serve the global independent wholesale specialty and MGA client base.

Willis will become a partner of Miller Insurance Services LLP with a majority interest. Partners of Miller will retain a significant partnership interest that will be transferred across generations of new partners as Miller develops and prospers. Miller will continue to operate under the Miller brand out of its new London HQ with continuity of management and will continue to interact directly with clients and markets.

Dominic Casserley, CEO of Willis Group, commented, “Miller is a pre-eminent independent specialist broker in the London wholesale market, highly regarded by clients and carriers alike, with a culture and professional approach that aligns closely with Willis’ values-based client service and heritage. The proposals under discussion would confirm Miller as a leading London specialist wholesaler, allowing Willis and Miller to draw on each other’s professional strengths, and further demonstrates Willis’ deep commitment to London and the London insurance market.”

Graham Clarke, CEO of Miller, said, “The proposed transaction will give Miller access to Willis’ global reach and scale, its industry and product capabilities, and outstanding client support operations, while maintaining the Miller brand and ethos. It will also enable both firms to serve their clients more effectively through improved access to the breadth of their services, markets, and analytical capabilities. This transaction will accelerate our growth strategy and enhance our current platform.”

Exclusive talks between the two parties are advanced but there is no certainty a transaction will be forthcoming. Any proposed transaction between the two organizations will be subject to regulatory and other relevant approvals, including the final approval of the Willis Group board and the partners of Miller. Willis and Miller do not intend to comment on this matter further unless and until a transaction is agreed, and specifically disclaim any obligation to provide further updates to the market.

About Miller Insurance Services LLP

Miller Insurance Services LLP (Miller) is a specialist insurance and reinsurance broker, operating internationally and at Lloyd’s. It handles reinsurance, complex large commercial insurance business and programmes & facilities.

Founded in 1902, the partnership today has over 580 people and eight international offices in the world’s key insurance markets. Miller holds Chartered Insurance Broker status, demonstrating professionalism, a client focussed approach and commitment to excellent service standards.

For more information, please visit www.miller-insurance.com

About Willis Group

Willis Group Holdings plc is a leading global risk adviser, insurance and reinsurance broker. With roots dating to 1828, Willis operates today on every continent with more than 18,000 employees in over 400 offices. Willis offers its clients superior expertise, teamwork, innovation and market-leading products and professional services in risk management and transfer. Our experts rank among the world’s leading authorities on analytics, modelling and mitigation strategies at the intersection of global commerce and extreme events. Find more information at our website, www.willis.com, our leadership journal, Resilience, or our up-to-the-minute blog on breaking news, WillisWire. Across geographies, industries and specialisms, Willis provides its local and multinational clients with resilience for a risky world.

Willis Group - Forward Looking Statements

Willis Group have included in this document ‘forward-looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans and references to future successes, are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.

There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and other approval and the satisfaction of other conditions to the consummation of the proposed transaction; the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current global economic conditions on our results of operations and financial condition, including as a result of those associated with the Eurozone, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and fully realize anticipated benefits of our new growth strategy and revenue generating initiatives; our ability to implement and realize anticipated benefits of any expense reduction initiative, including our ability to achieve expected savings from the multi-year operational improvement program as a result of unexpected costs or delays and demand on managerial, operational and administrative resources and/or macroeconomic factors affecting the program; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to develop and implement technology solutions and invest in innovative product offerings in an efficient and effective manner; our ability to continue to manage our significant indebtedness; our ability to compete in our industry; our ability to develop new products and services; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions, including a downgrade to our credit rating, that could inhibit our ability to borrow funds or the pricing thereof and in certain circumstances cause us to offer to buy back some of our debt; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve anticipated benefits of any acquisition or other transactions in which we may engage, including any revenue growth or operational efficiencies; our ability to effectively integrate any acquisition into our business; our inability to exercise full management control over our associates, such as Gras Savoye; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; any potential impact from the US healthcare reform legislation; our involvement in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets & Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; the interruption or loss of our information processing systems, data security breaches or failure to maintain secure information systems; and impairment of the goodwill in one of our reporting units, in which case we may be required to record significant charges to earnings.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information see the section entitled ‘‘Risk Factors’’ included in Willis’ Form 10-K for the year ended December 31, 2013 and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or www.willis.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.